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                                                                   EXHIBIT 10.25


                          LETTER AMENDMENT NO. 1 TO THE
                           FIVE YEAR CREDIT AGREEMENT

                                                     Dated as of August 10, 2001

To the banks, financial institutions
  and other institutional lenders
  (collectively, the "Lenders") parties
  to the Credit Agreement referred to
  below and to Citibank, N.A., as agent
  (the "Agent") for the Lenders

Ladies and Gentlemen:

                  We refer to the Five Year Competitive Advance and Revolving Credit Facility Agreement dated as of September 25, 2000 (the "CREDIT AGREEMENT") among the undersigned, Lucent Technologies Inc. and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement. Pursuant to the terms of the Credit Agreement, Lucent Technologies Inc. has ceased to be a party to the Credit Agreement.

                  It is hereby agreed by you and us that the Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:

                  The definition of "CONSOLIDATED EBIT" in Section 1.01 is amended in full to read as follows:

                           "Consolidated EBIT" shall mean, for any period, net income (or net loss) PLUS the sum of (a) consolidated interest expense and (b) consolidated income tax expense, in each case determined in accordance with GAAP for such period, EXCLUDING, up to $950,000,000 of charges in connection with the business restructuring plan during such period to be taken no later than the fourth quarter of fiscal year 2001 of the Borrower, up to $300,000,000 of start-up costs associated with the establishment of the Borrower as a separate business entity incurred during the period to be taken through the fourth quarter of fiscal year 2001 of the Borrower and up to $450,000,000 of non-cash business restructuring charges during such period to be taken no later than the fourth quarter of fiscal year 2001 of the Borrower.

                  This Letter Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Amendment. This Letter Amendment is subject to the provisions of Section 8.08 of the Credit Agreement.

                  On and after the effectiveness of this Letter Amendment, each reference in the

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Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

                  The Credit Agreement and the Notes, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

                  If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Susan L. Hobart, Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022.

                  This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

                  This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                      Very truly yours,
                                      AVAYA INC.

                                      By /s/ Rhonda Seegal
                                         ---------------------------------------
                                         Name: Rhonda Seegal
                                         Title: Treasurer

                                      Agreed as of the date first above written:

                                      CITIBANK, N.A.,
                                           as Agent and as Lender

                                      By /s/ Carolyn A. Kee
                                         ---------------------------------------
                                         Name: Carolyn A. Kee
                                         Title: Vice President


                                      BANK ONE, NA (Main Office Chicago)

                                      By /s/ Lori J. Thomas
                                         ---------------------------------------
                                         Name: Lori J. Thomas
                                         Title: Vice President
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                                      THE CHASE MANHATTAN BANK

                                      By /s/ Dennis R. Wilczek
                                         ---------------------------------------
                                         Name: Dennis R. Wilczek
                                         Title: Vice President


                                      DEUTSCHE BANK AG NEW YORK BRANCH

                                      By /s/ Peter Eschmann
                                         ---------------------------------------
                                         Name: Peter Eschmann
                                         Title: Associate

                                      By /s/ Virginia Mahler
                                         ---------------------------------------
                                         Name: Virginia Mahler
                                         Title: Vice President


                                      COMMERZBANK AG

                                      By
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      THE BANK OF NEW YORK

                                      By
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      THE BANK OF TOKYO -
                                      MITSUBISHI LTD., NEW YORK BRANCH

                                      By
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      CREDIT SUISSE FIRST BOSTON

                                      By /s/ Jeffrey Bernstein
                                         ---------------------------------------
                                         Name: Jeffrey Bernstein
                                         Title: Vice President

                                      By /s/ Robert Hetu
                                         ---------------------------------------
                                         Name: Robert Hetu
                                         Title: Director


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                                      HSBC BANK USA

                                      By
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      THE NORTHERN TRUST COMPANY

                                      By
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      THE SUMITOMO BANK, LIMITED

                                      By
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      WESTDEUTSCHE LANDESBANK
                                      GIROZENTRALE, NEW YORK BRANCH

                                      By /s/ Barry S. Wadler
                                         ---------------------------------------
                                         Name: Barry S. Wadler
                                         Title: Associate Director

                                      By /s/ Lisa M. Walker
                                         ---------------------------------------
                                         Name: Lisa M. Walker
                                         Title: Associate Director